UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 09, 2024

CTS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4925 Indiana Avenue
Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 577-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CTS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2024, the Board of Directors (the “Board”) of CTS Corporation (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (as amended, the “Amended and Restated Bylaws”) that were ministerial in nature, including removing language referring to an annual meeting of the Board and specifying certain duties of the corporate secretary.

A copy of the Amended and Restated Bylaws of the Company, as currently in effect with all amendments, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 9, 2024. At the Annual Meeting, all director nominees were elected and proposals 2 and 3 were approved. The proposals below are described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on March 29, 2024 (the “Proxy Statement”). The final results were as follows:

PROPOSAL 1 – Election of seven directors until the next annual meeting of shareholders:

DIRECTOR NOMINEE	NUMBER OF VOTES FOR	NUMBER OF VOTES AGAINST	NUMBER OF ABSTENTIONS	NUMBER OF BROKER NON-VOTES
Donna M. Costello	28,268,183	82,924	31,780	799,741
Amy M. Dodrill	28,315,651	35,459	31,777	799,741
William S. Johnson	28,279,373	71,737	31,777	799,741
Kieran M. O’Sullivan	27,743,690	605,198	33,999	799,741
Robert A. Profusek	25,829,351	2,521,758	31,778	799,741
Randy L. Stone	28,039,521	311,480	31,886	799,741
Alfonso G. Zulueta	28,054,712	306,309	21,866	799,741

PROPOSAL 2 – Approval, on a non-binding advisory basis, of the compensation of our named executive officers as described in the Proxy Statement:

NUMBER OF VOTES FOR	NUMBER OF VOTES AGAINST	NUMBER OF ABSTENTIONS	NUMBER OF BROKER NON-VOTES
27,638,172	725,697	19,018	799,741

PROPOSAL 3 – Ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

NUMBER OF VOTES FOR	NUMBER OF VOTES AGAINST	NUMBER OF ABSTENTIONS
28,760,155	411,876	10,597

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of CTS Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS Corporation

Date:	May 13, 2024	By:	/s/ Scott L. D'Angelo
Scott L. D'Angelo Vice President, Chief Legal Officer and Corporate Secretary